ACQUISITIONS (FY)	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
ACQUISITIONS

NOTE 8. ACQUISITIONS

SmarterChaos and She is Media

On July 16, 2020, the Company acquired all of the outstanding shares of SmarterChaos.com, LLC, a premier digital marketing and online performance management marketer, along with She Is Media, a female-centric performance ad network, (collectively, “SmarterChaos”) for cash and equity of DMSH totaling approximately $5.8 million, which was subject to a working capital adjustment. This acquisition expanded media distribution, allowing the Company to further accelerate the digital marketing acquisition efforts of its advertiser clients and enable brands to acquire new customers by leveraging our customer acquisition platform and the relationships cultivated by SmarterChaos.

DMSH issued the SmarterChaos sellers approximately 307 thousand DMSH Units, which are convertible to Class A Common Stock, with an aggregate total value of $3.0 million based on the DMS Inc. stock price on July 15, 2020. The SmarterChaos sellers also became parties to the Amended Partnership Agreement.

In conjunction with this acquisition, we incurred approximately $0.4 million of legal and other acquisition-related expenses, which were recorded as Acquisitions Costs in the consolidated statements of operations during the year ended December 31, 2020.

The Company primarily used an Income Approach, specifically a Discounted Cash Flow (“DCF”) analysis, which represents Level 3 fair value measurements, to assess the components of its purchase price allocation. The acquisition was accounted for as a business combination, whereby the excess of the fair value of the business over the fair value of identifiable net assets was allocated to goodwill. The results of operations of the acquired businesses have been included in the Company’s results of operations since the acquisition date of July 16, 2020. An acquirer must recognize any assets acquired and liabilities assumed at the acquisition date, measured at fair value as of that date. Assets meeting the identification criteria included tangible assets, such as real and personal property, and intangible assets. Identified intangible assets included the brand and customer relationships of the acquired business. The fair value of the brand was determined by applying an Income Approach, specifically the Relief from Royalty Method (“RFR”). The fair value of the acquired customer relationships was determined by applying an Income Approach, specifically the Multi Period Excess Earnings Method. At December 31, 2020, the purchase accounting measurement period has not been finalized primarily due to the working capital adjustment, open tax contingencies and the valuation of DMSH units and intangibles.

The following table presents the fair value allocation of the purchase price to the assets acquired, and liabilities assumed (in thousands):

July 16, 2020
Goodwill	$3,078
Brand	277
Customer relationships (1)	2,500
Accounts receivable	576
Other assets acquired	30
Liabilities assumed	(662

Net assets acquired	$5,799

(1) On July 16, 2020, the Company acquired all of the outstanding shares of SmarterChaos.com, LLC, a premier digital marketing and online performance management marketer, along with She Is Media, a female-centric performance ad network, (collectively, “SmarterChaos”) for cash and equity of DMSH totaling approximately $5.8 million, which was subject to a working capital adjustment. The working capital adjustment related to total net assets acquired of $5.8 million, which included a $0.3 million reduction to customer relationships, offset by an increase to SmarterChaos goodwill.

The goodwill related to this transaction reflects the workforce and synergies expected from combining the operations of SmarterChaos and is included with Software services in the Other reportable segment. Intangible assets primarily consist of brand and customer relationships with an estimated useful life of three and five years, respectively.

Revenue and net loss for SmarterChaos of $4.3 million and $241 thousand, respectively, were included in the consolidated statements of operations during the year ended December 31, 2020.

UE Authority, Co.

On November 1, 2019, the Company acquired UE for cash of approximately $56.6 million, which includes closing purchase price adjustments. The acquisition of UE supports the Company’s strategy of broadening its reach in the insurance vertical.

The Company primarily used an income method, or discounted cash flow (“DCF”) analysis, which represents Level 3 fair value measurements, to assess the components of its purchase price allocation. The acquisition was accounted for as a business combination, whereby the excess of the fair value of the business over the fair value of identifiable net assets was allocated to goodwill. The results of operations of the acquired business have been included in the Company’s results of operations since the acquisition date of November 1, 2019. The fair value of the acquired technology and customer relationships was determined using the multi period excess earnings approach. The fair value of the acquired brand was determined using the Relief from Royalty method. The fair value of the non-competition agreement was determined using the income approach.

The following table presents the preliminary fair value allocation of the purchase price to the assets acquired, and liabilities assumed (in thousands):

November 1, 2019
Goodwill	$29,723
Technology	26,000
Brand	690
Non-competition agreements	1,520
Customer relationships	10,300
Other assets acquired	6,393
Liabilities assumed	(9,045)
Deferred tax liability	(8,961)
Net assets acquired	$56,620

The goodwill related to this transaction reflects the workforce and synergies expected from combining the operations of UE and is included in the Marketplace reportable segment. Intangible assets primarily consist of customer relationships, technology, non-competition agreements and brand with an estimated useful life of nine years, five years, three years and one year, respectively.